SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):

                                 March 18, 2002

                               Aphton Corporation
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             (Exact name of registrant as specified in its charter)


              Delaware                                  0-19122                               95-3640931
--------------------------------------    -------------------------------------    ----------------------------------
   (State or Other Jurisdiction of              (Commission File Number)            (I.R.S. Employer Identification
           Incorporation)                                                                       Number)

          444 Brickell Avenue, Suite 51-507, Miami, Florida 33131-2492
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              (Address of principal executive offices) (zip code)

                                 (305) 374-7338
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On March 18, 2002, Aphton Corporation (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with Morgan Keegan & Company, Inc., as underwriter, with respect to the issuance and sale by the Company of up to 1,200,000 shares (the "Shares") of the Company's common stock, $0.001 par value. The Shares will be issued pursuant to a Registration Statement on Form S-3 (File No. 333-82344) (the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Underwriting Agreement is filed as Exhibit 1.1 hereto.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  1.1 Underwriting Agreement, dated March 18, 2002, between the Company and Morgan Keegan & Company, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       APHTON CORPORATION
                                       (Registrant)

                                       By:  /s/ Frederick W. Jacobs
                                          --------------------------------------
                                          Name: Frederick W. Jacobs
                                          Title: Vice President, Treasurer and
                                                 Chief Accounting Officer

Dated: March 18, 2002